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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

      DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): NOVEMBER 13, 1997

                         COMMISSION FILE NUMBER: 1-6828


                                STARWOOD LODGING
                                     TRUST
             (Exact name of registrant as specified in its charter)

                                    MARYLAND
                          (State or other jurisdiction
                       of incorporation or organization)

                                   52-0901263
                      (I.R.S. employer identification no.)

                      2231 EAST CAMELBACK ROAD., SUITE 410
                             PHOENIX, ARIZONA 85016
                        (Address of principal executive
                          offices, including zip code)

                                 (602) 852-3900
              (Registrant's telephone number, including area code)

                         COMMISSION FILE NUMBER: 1-7959

                          STARWOOD LODGING CORPORATION
             (Exact name of registrant as specified in its charter)

                                    MARYLAND
                          (State or other jurisdiction
                       of incorporation or organization)

                                   52-1193298
                      (I.R.S. employer identification no.)

                      2231 EAST CAMELBACK ROAD, SUITE 400
                             PHOENIX, ARIZONA 85016
                        (Address of principal executive
                          offices, including zip code)

                                 (602) 852-3900
              (Registrant's telephone number, including area code)

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ITEM 5.  OTHER INFORMATION.

        On November 12, 1997, ITT Corporation ("ITT") agreed to amend the terms on which ITT will merge (the "Merger") with a subsidiary of Starwood Lodging Corporation (the "Corporation"). The revised terms of the Merger are set forth in an Amended and Restated Agreement and Plan of Merger (the "Amended and Restated Merger Agreement") dated as of November 12, 1997, among the Corporation, Starwood Lodging Trust (the "Trust"), Chess Acquisition Corp. and ITT. In the Merger, each share of ITT's common stock, no par value (the "Common Stock"), will be converted into the right to receive, at the holder's election, $85 in cash or shares of common stock, par value $0.01 per share, of the Corporation and shares of beneficial interest, par value $0.01 per share, of the Trust with a value of $85, subject to certain collar provisions; provided that the aggregate number of shares of Common Stock to be converted into the right to receive cash shall not exceed 30% nor be less than 18% of the total number of shares of Common Stock outstanding immediately prior to the time of the Merger. If the Merger closes after January 31, 1998, each holder of Common Stock will also be entitled to receive for each share of Common Stock converted in the Merger additional cash consideration in an amount equal to the interest that would accrue (without compounding) on $85 at an annual rate of 7% during the period from and including January 31, 1998 to but excluding the date of closing. As a result of the Merger, ITT will be wholly owned by the Corporation and the Trust.

        The Merger is subject to the approval of the shareholders of the Corporation, the Trust and ITT and other customary conditions.

        The foregoing summary of the Amended and Restated Merger Agreement is qualified in its entirety by reference to the text of the Amended and Restated Merger Agreement, a copy of which is filed as Exhibit 2.1 hereto and which is incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

        (a) -- (b) Not applicable.

        (c) Exhibits

            2.1 Amended and Restated Agreement and Plan of Merger among Starwood Lodging Corporation, Chess Acquisition Corp., Starwood Lodging Trust and ITT Corporation dated as of November 12, 1997.
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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, each Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

      STARWOOD LODGING TRUST                STARWOOD LODGING CORPORATION

      By: /s/ RONALD C. BROWN                  By: /s/ ALAN M. SCHNAID
----------------------------------       --------------------------------------
         Ronald C. Brown                           Alan M. Schnaid
    Senior Vice President and            Vice President and Corporate Controller
     Chief Financial Officer                   Principal Accounting Officer

Date: November 13, 1997



                               INDEX TO EXHIBITS


EXHIBIT NO.                     DESCRIPTION                       SEQUENTIAL NO.
-----------                     -----------                       --------------

   2.1 Amended and Restated Agreement and Plan of Merger among Starwood Lodging Corporation, Chess Acquisition Corp., Starwood Lodging Trust and ITT Corporation dated as of November 12, 1997.